SECURITIES AND EXCHANGE COMMISSION

                Washington, DC  20549



                     FORM  8-K

                   CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE
             SECURITIES EXCHANGE ACT OF 1934


                   October 29, 1996
               (Date of Event Reported)



         ALLEGIANT PHYSICIAN SERVICES, INC.
   (Exact name of registrant as specified in its charter)


                      DELAWARE
  (State or other jurisdiction of incorporation or organization)




      0-19803                                58-1774324
    (Commission file number)               (IRS Employer
                                        Identification Number)



          500 Northridge Road, Suite 500
                Atlanta, GA  30350
       (Address of principle executive offices)


                (770) 643-5555
           (Registrant's phone number)





 Item 3:  Bankruptcy.

   On October 29, 1996, Allegiant Physician Services, Inc., (the"Company"), filed a bankruptcy petition under Chapter 11 of the Bankruptcy Code.
 The petition was filed in the United States Bankruptcy Court for the Northern District of Georgia. The Company is Debtor in Possesion.



                      SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ALLEGIANT PHYSICIAN SERVICES, Inc.
                                                 (Registrant)

Date: November 13, 1996                     By: /s/ James R. Begnaud
      -----------------------                   -----------------------------
                                                James R. Begnaud
                                                Vice President and
                                                Chief Accounting Officer